Investor Presentation November 2023

IMPORTANT: You must read the following information before continuing to the presentation, which is being provided to you for informational purposes only. NOTE: All financial information is presented on a continuing operations basis, which excludes the Canada POS Lending segment due to the sale of Flexiti on August 31, 2023. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as our future financial and operational performance, including our fourth quarter 2023 and full year 2024 outlook, various target ranges, NIM inflection points and the drivers of our long-term path to profitability. In addition, words such as “estimate,” “believe,” “forecast,” “predict,” “project,” “intend,” “should,” "expect" and variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, risks relating to the uncertainty of projected financial information and forecasts, our level of indebtedness; our dependence on third-party lenders to provide the cash we need to fund our indebtedness and our ability to affordably access third-party financing; the impact of regulations on our business; the effects of competition on our business; our ability to attract and retain customers; global economic, market, financial, political or public health conditions or events; our ability to integrate acquired businesses; our ability to protect our proprietary technology and analytics; disruption of our information technology systems; improper disclosure of customer personal data, as well as other factors discussed in our filings with the Securities and Exchange Commission. The foregoing factors, as well as other existing risk factors and new risk factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. Furthermore, we undertake no obligation to update, amend or clarify forward-looking statements. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain “non-GAAP financial measures.” Such measures are intended as a supplemental measure of our performance that are not required by or presented in accordance with GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non-GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in the Company’s industry may define their own non-GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non-GAAP financial measures as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics are included in the Appendix. NOTE: All dollar amounts for Canada in this presentation are in USD. Unless otherwise noted, tables and charts may not sum due to rounding. Disclaimer 2

Key Management



Doug Clark
Chief Executive Officer

- Joined CURO in 2021 as President of North American Direct Lending through the acquisition of Heights, where he served as CEO
- Named CEO of CURO in 2022
- Nearly 20 years of consumer finance experience driving organizational growth, including leadership roles at Heights and Axcess Financial



Izzy Dawood
Chief Financial Officer

- Joined CURO in 2023
- 20+ years of experience building and leading financial teams, including CFO roles at Santander Consumer and Paysafe, a global payments platform, and leadership roles at Branch International, Wageworks, Santander Consumer USA and BNY Mellon



Gary Fulk
Chief Operating Officer

- Joined CURO in 2021 as President through the acquisition of Heights where he served as COO
- Named COO of CURO in 2022
- 28+ years of consumer finance experience including Heights Finance and OneMain Financial where he held numerous leadership and operational roles



Shu Chen
Chief Credit Risk Officer

- Joined CURO in 2023, and oversees risk and analytics
- 10+ years of experience in credit, fraud, risk monitoring, loss forecasting and marketing analytics, including prior role as Chief Risk and Analytics officer of CNG Holdings

3

4 Company Overview ▪ Omni-channel consumer finance company serving consumers in the U.S. and Canada ▪ Operates in almost 500 branches across 13 states in the U.S. and nearly 150 branches in Canada – eight provinces with retail locations and eight provinces and one territory online ▪ Secured and unsecured installment and open-end loan products to non-prime consumers as well as credit insurance and other ancillary financial products 4

Strategic Transformation 5 Acquisition of First Heritage Expands <36% APR lending capabilities, adding new strategic geographies Sale of Legacy U.S. Direct Lending Business Accelerated transition from and reduces exposure to high APR loan products Acquisition of Heights Entrance into the <36% APR loan market Refinanced and upsized Warehouse Facilities for Heights ($425M) and First Heritage ($225M) as part of the acquisitions Refinanced Senior Notes and upsized issue to $1B 2021 2022 2023 Issued $150M Sr Term Loan and executed uptier exchange on $1B Senior Notes Executed new C$110M Warehouse Facility in Canada CURO started as a U.S. short-term lender, but through investments and M&A, has repositioned the business to align with go-forward strategy of offering longer term, higher balance and lower risk credit products Sale of Flexiti Completes transformation allowing exclusive focus on our Direct Lending business Executed new $140M Warehouse Facility in U.S. and increased borrowing capacity of a Canadian SPV from C$110M to C$150M

U.S. DIRECT LENDING Secured and unsecured installment loan products to non-prime consumers as well as credit insurance and other ancillary financial products Direct Lending Brands by Geography 6 CANADA DIRECT LENDING Non-prime open-end loans and payment protection insurance

Direct Lending (U.S.) Overview 7 Overview: • Gross AR >$700M • Almost 500 branches across 13 states • Non-Prime, both secured and unsecured • Ongoing shift to larger, lower rate loans decreases regulatory risk • Typical customer: 46% homeowners and average net income of ~$28,000 Loan Characteristics1 < 36% APR > 36% APR % of Portfolio 54% 46% Avg Original Balance ~$6,900 ~$2,300 Avg Term 43 25 Avg FICO 639 614 Avg APR ~30% ~54% % Secured 37% 12% 1 As of 9/30/23, all values are rounded and exclude insurance and other ancillary fees

Direct Lending (Canada) Overview 8 Open-end Loan Characteristics1 Avg Original Balance ~C$3,400 Avg Term n/a2 Avg Credit Vision Score 625 Avg APR ~45% 1 As of 9/30/23, all values are rounded and exclude insurance and other ancillary fees 2 Our primary product in Canada is an open-ended product Overview: • Gross AR ~$500M • Nearly 150 branches in eight provinces with retail locations and eight provinces and one territory online • Open-End Loans and single-pay loans • Omni-channel solution (online and branch) • Typical customer: 33% homeowners, average net income of ~C$36,000, and nine years in current job

Continued Progress on Strategic Framework

Grow Responsibly

- Recommenced receivables growth without sacrificing credit quality
- Increased the secured mix of our U.S. portfolio 6% YTD, representing ~25% as of 3Q23

Execute with Excellence

- Three consecutive quarters of declining recurring OpEx
- Improved net charge-off ratios ~320bps YTD Sep-23
- Converted U.S. operations to a single loan management system

Strengthen our Foundation

- Strengthened liquidity by raising $230M of capital in May-23 and closed two non-recourse facilities in Nov-23
- Sold Flexiti and now exclusively focused on our Direct Lending business

9

Continued Responsible Receivables Growth 10 ($ Millions) Note: In 3Q23, Loans receivable in Canada grew 2% vs prior quarter on a constant currency basis

Credit Overview: Net Charge-offs Highlights: • Net charge-offs improved sequentially and YTD 3Q23 primarily driven by credit tightening, servicing optimization and continued strategic mix shift to larger dollar, longer duration loans ($ Millions) Direct Lending NCOs by Geography 11 1 1Q23 NCOs excluding policy change. Including the change in charge-off policy, reported 1Q23 Direct Lending NCOs and NCO % were $47M and 15.6%, respectively, and $10M and 8.0%, respectively, in Canada 1 1

Outlook

Grow Responsibly	Execute with Excellence	Strengthen our Foundation
4Q23 Targets:		
EOP Receivables: $1.26-$1.28B Revenue: *$165-$175M*	Net Charge-off %: 16.5-*18.5%* Operating Expenses: *$85-$95M*	Cost of funds: ~$60M $90-$140M of unrestricted cash
Full Year 2024[1]		
8-12% EOP receivables growth NIM, post charge-offs, excl. recourse interest[2]: 26-28%	Maintain 4Q23 operating expense run rate	$90-$140M quarterly unrestricted cash balance

[1] Based on management's expectations for business performance and current macro conditions; subject to change if macro conditions change
[2] Net Interest Margin, Post Charge-offs, excl. Recourse Interest Expense = (Net Interest Income, Post charge-offs, excluding Recourse Interest Expense) / (Average Receivables); annualized

12

Long-Term Path to Profitability

Key Drivers

- Increased margin due to higher secured loan mix
- Lower NCOs

Continue to scale while managing expenses

Continue to build additional liquidity

Performance KPIs	3Q23 Annualized	Inflection point[1]	Long-term Target Range
NIM, post charge-offs (excl. recourse interest)[2]	27%	28-30%	28-31%
OpEx Ratio	30%	20-24%	20-22%
Pre-tax ROA[3]	(3)%	4-10%	6-11%
Net Leverage	n/a	n/a	5.0x-6.0x
Average Receivables	$1.25B	~$1.5B	
Pro-forma Pre-tax Income (excl. recourse interest)	$(41)M	~$100M	

[1] Estimate of when CURO's NIM, post-charge offs excluding recourse interest expense, can cover 100% of our operating and interest expenses
[2] Net Interest Margin, Post Charge-offs, excl. Recourse Interest Expense = (Net Interest Income, Post charge-offs, excluding Recourse Interest Expense) / (Average Receivables); annualized
[3] Pre-tax ROA = (NIM post charge-offs excl. recourse interest) - (OpEx Ratio)

13

14 Debt and Funding Summary 56% 44% Fixed vs Variable of Funded Debt1 Fixed Variable 1 As of November 7, 2023 2 Refer to Quarterly Report on Form 10-Q, FN 6 - Debt for additional maturity date information 3 Borrowing Capacity amounts are denominated in CAD, but were converted to USD using a 09/30/23 exchange rate of 0.7365 ($Millions, rounded) Fixed / Variable Final Maturity Date2 Effective Interest Rate Borrowing Capacity1 Corporate Debt: 1.0L Term Loan Fixed Aug-27 18.0% n/a 1.5L Senior Notes Fixed Aug-28 7.5% n/a 2.0L Senior Notes Fixed Aug-28 7.5% n/a Funding Debt: Heights SPV I Variable Jul-25 1-Mo SOFR + 5.69% $375 Heights SPV II Variable Oct-26 1-Mo SOFR + 8.50% $140 First Heritage SPV Variable Jul-25 1-Mo SOFR + 4.35% $200 Canada SPV(3) Variable Aug-26 3-Mo CDOR + 6.00% $295 Canada SPV II(3) Variable Nov-25 3-Mo CDOR + 8.00% $110